October 7, 2004

THE DREYFUS FUND INCORPORATED

Supplement to Prospectus Dated May 1, 2004

     The following information supersedes the fourth paragraph of the section of the prospectus entitled “Management”.

     Hillary R. Woods is the fund’s primary portfolio manager. She has been the fund’s co-primary portfolio manager since July 2001. Ms. Woods has served as a portfolio manager for other Dreyfus funds. Ms. Woods joined Dreyfus in 1987 as a senior sector manager for the capital goods industry.

October 7, 2004

THE DREYFUS FUND INCORPORATED

Supplement to Statement of Additional Information Dated May 1, 2004

The following information supersedes any contrary information contained in the Statement of Additional Information under the caption “Management Arrangements – Investment Adviser”.

The Fund’s portfolio manager is Hilary R. Woods.